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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 1999


                        Scott Cable Communications, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                      Texas
                  ---------------------------------------------
                 (State or other jurisdiction of incorporation)

        0-22-093                                      75-1766202
--------------------------------          -----------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)

  Four Landmark Square, Suite 302, Stamford, Connecticut          06901
 -------------------------------------------------------------------------------
  (Address of principal executive offices)                      (Zip Code)




       Registrant's telephone number, including area code: (203) 323-1100


                                 Not Applicable
  -----------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 5.           OTHER EVENTS.

                  The Registrant hereby incorporates by reference the description of the matters set forth in its press release dated February 3, 1999 (such press release being Exhibit 99.1 attached hereto).

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits. The following documents are being filed herewith by the Company as exhibits to this Current Report on Form 8-K:

                  99.1     Press release of the Company dated February 3, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SCOTT CABLE COMMUNICATIONS, INC.


 Date:  Febuary 3, 1999                       By: /s/ John M. Flanagan, Jr.
                                                 -----------------------------
                                              John M. Flanagan, Jr.
                                              Senior Vice President and
                                              Chief Financial Officer


                                      3

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Exhibit No.     Exhibits                                               Page No.
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
99.1            Press release of the Company dated February 3, 1999.      5


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